Exhibit 10.61

                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January 25, 1999 by and among FIDELITY HOLDINGS, INC., a corporation organized under the laws of the State of Nevada (the "Company"), with headquarters located at 80-02 Kew Gardens Road, Suite 5000, Kew Gardens, New York 11415, COMPUTER BUSINESS SCIENCES, INC., a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of the Company ("CBS") and each of the purchasers (collectively, the "Purchasers") set forth on the execution pages hereof (the "Execution Pages").

      WHEREAS:

      A. The Company, CBS and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and Section 4(2) of the Securities Act.

      B. The Company and CBS desire to sell, and the Purchasers, severally and not jointly, desire to purchase, upon the terms and conditions stated in this Agreement up to 2,750 Units (the "Units"), each Unit consisting of no less than one and up to three tranches, (a) in the first tranche, (i) a Convertible Debenture in the principal amount of One Thousand Dollars ($1,000) of the Company, in the form attached hereto as Exhibit A (the "Debentures"), convertible on certain terms and conditions into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), (ii) 36.3636 shares of Common Stock, (iii) warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire 83.3333 shares of Common Stock and (iv) warrants (the "CBS Warrants") in the form attached hereto as Exhibit C, to acquire 25.4545 shares of common stock, par value $0.01 per share, of CBS (the "CBS Shares"), and (b), in the second tranche, (i) a Debenture in the principal amount of One Thousand Five Hundred Sixty-Three and 64/100 Dollars ($1,563.64) and (ii) Warrants to acquire 130.3030 shares of Common Stock and (c) in the third tranche, (i) Debentures in an aggregate principal amount of One Thousand Five Hundred Sixty-Three and 64/100 Dollars ($1,563.64) and (ii) Warrants to purchase
130.3030 shares of Common Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Debentures, the Common Stock, the Warrants, the CBS Warrants, the CBS Stock, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

      C. Contemporaneous with the execution and delivery of this Agreement, the Company and the Purchasers are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1. PURCHASE AND SALE OF UNITS

      a. Purchase of Units. The issuance, sale and purchase of the Debentures, the Common Stock, the CBS Warrants and the Warrants shall occur in three tranches with separate closings, hereinafter referred to as the "First Closing," the "Second Closing" and the "Third Closing," respectively. Each of the First Closing, the Second Closing and the Third Closing is hereinafter referred to as a "Closing". On the date of each Closing, subject to the satisfaction (or waiver) of the relevant conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally (but not jointly) agrees to purchase from the Company, such Units for the relevant purchase price as is set forth on such Purchaser's Execution Page attached hereto (the "Purchase Price"). Each Purchaser's obligation to purchase Units hereunder is distinct and separate from each other Purchaser's obligation to purchase and no Purchaser shall be required to purchase hereunder more than the principal amount of its Debentures and the number of its Common Stock, CBS Warrants and Warrants set forth on such Purchaser's Execution Page hereto notwithstanding any failure by any other Purchaser to purchase Units hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

      b. Form of Payment. At each Closing, each Purchaser shall pay the aggregate Purchase Price of the Securities being purchased by such Purchaser hereunder at such Closing by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, in each case, against delivery of the duly executed Debentures, certificates representing the Common Stock and duly executed CBS Warrants (at the First Closing only) and duly executed Warrants being purchased by such Purchaser and the Company shall deliver such Debentures, certificates, Warrants and CBS Warrants, each bearing the restrictive legend set forth in Section 2(f), against delivery of such aggregate Purchase Price.

      c. Closing Date. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Units shall be (i) in the case of the First Closing, 12:00 noon Eastern Time on January 25, 1999 and (ii) in the case of the Second Closing and the Third Closing, 12:00 noon Eastern Time on the fifth (5th) trading day following notification of satisfaction (or waiver) of the relevant conditions to such Closing and (iii) in the case of the Third Closing 12:00 noon Eastern Time on the fifth (5th) trading day following notification of satisfaction (or waiver) of the relevant conditions to such Closing, or, in each case, such other time as may be mutually agreed upon by the Company and the Purchasers. The date of the First Closing, the Second Closing, or the Third Closing, as the case may be, shall hereinafter be referred to as the "First Closing Date," "Second Closing Date," or the "Third Closing Date," respectively. Each Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2. PURCHASERS' REPRESENTATIONS AND WARRANTIES

      Each Purchaser severally represents and warrants to the Company as follows:

      a. Investment Purpose. The Purchaser is purchasing the Securities for the Purchaser's own account, not as nominee or agent, for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time, provided that any such deposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities. The Purchaser is not a registered broker-dealer and is not engaged in the business of being a broker-dealer.

      b. Accredited Investor Status. The Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

      c. Reliance on Exemptions. The Purchaser understands that the Units are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units. The Purchaser understands that the resale of Securities is "restricted" under applicable U.S. Federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered for resale with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Registration Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control.

      d. Information. The Purchaser and its counsel have been furnished all materials relating to the business, management, finances and operations of the Company and of CBS materials relating to the offer and sale of the Units which have been specifically requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded access and the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Although neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below, Purchaser acknowledges and agrees that it has conducted its own due diligence investigation of the Company and CBS. The Purchaser understands that its investment in the Units involves a high degree of risk. Specifically, Purchaser acknowledges that CBS, following the merger described in Section 4(k) below, will be a private company engaged in developing technology which may never prove to become commercially accepted and that no assurance can be given that CBS will effect an initial public offering in the near future or ever.

      e. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      f. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) the resale of the Securities has been registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of the Purchaser which agrees in writing to be bound by the terms hereof and which makes written representations and warranties as set forth in this Section 2; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

      g. Legends. The Purchaser understands that the Debentures, the certificates for the Common Stock, the CBS Warrants and the Warrants and, until such time as the Conversion Shares, Warrant Shares and/or CBS Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Conversion Shares, Warrant Shares and CBS Shares, may bear a restrictive legend in substantially the following form:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which such legend is stamped, if, unless otherwise required by state securities laws, (a) the resale of such Security is registered pursuant to an effective registration statement under the Securities Act or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or
(c) such holder provides the Company with reasonable assurances that the resale of such Security is covered by Rule 144(k). The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, only pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security subject to an effective registration statement and thereafter the effectiveness of the registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser the Company may require that the above legend be placed on any such Security subject to an effective registration statement, or may place appropriate "stop transfer" instructions with its transfer agent, and the Purchaser shall cooperate in the prompt replacement of such legend. The Company shall use its best efforts to remove such suspension or file such amendment as promptly as possible, and such legend shall be removed or "stop transfer" instructions canceled, when such Security again may be sold pursuant to an effective registration statement or such legend otherwise may be removed under conditions (b) or (c) above.

      h. Authorization; Enforcement. This Agreement , when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

      i. Residency. The Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

      j. No General Solicitation. The Purchaser is unaware of, is no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

      k. No Finders. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby, except for Zanett Securities Corporation, the sole placement agent in connection with the offering of Securities, whose fees shall be the sole responsibility of the Company.

      l. Knowledge and Experience. The Purchaser has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto. The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only his own advisors. The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not exces sive in view of its net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser. The Purchase has reviewed or had the opportunity to review the Company's public filings under the Securities Exchange Act of 1934 (the "Exchange Act") as filed with the SEC.

      m. No Need for Liquidity. The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities for an indefinite period of time.

      n. Limited Trading Market of the Company. The Purchaser represents and warrants that it understands that the Common Stock thinly trades and no assurance can be given that an active market for the Common Stock will develop or be maintained.

      o. No Trading Market for CBS. The Purchaser understands and acknowledges that there is no trading market for CBS securities nor is there any assurance that such market shall ever develop or be maintained.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND CBS.

      a. The Company represents and warrants to each Purchaser as follows:

            (i) Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as it is now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Debentures, the Warrants or the Registration Rights Agreement or
(iii) the business, operations, properties, financial condition or previously publicly announced prospects of the Company and its subsidiaries, taken as a whole.

            (ii) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debentures, the Warrants and the Registration Rights Agreement, to issue and sell the Debentures, the Common Stock and the Warrants, in accordance with the terms hereof and to issue Conversion Shares upon conversion of the Debentures in accordance with the terms of the Debentures and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants; (ii) the execution, delivery and performance of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Debentures, Common Stock and Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its stockholders is required (under the rules promulgated by the

National Association of Securities Dealers ("NASD") or otherwise, except for the shareholder approval required pursuant to Rule 4310(a)(25)(H) promulgated by the
NASD); (iii) this Agreement has been duly executed and delivered by the Company; and (iv) assuming due execution and delivery of this Agreement, the Placement Agency Agreement and the Registration Rights Agreement by parties other than the Company and compliance by Zanett with applicable Federal and state securities laws, this Agreement constitutes, and, upon execution and delivery by the Company of the Debentures, the Warrants and the Registration Rights Agreement, such instruments and agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

            (iii) Capitalization. The capitalization of the Company and CBS as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of Debentures and exercise of Warrants is set forth on Schedule 3(a)(iii). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances, pursuant to the Company's Certificate of Incorporation or bylaws or any agreement to which the Company is a party. Except for the obligation of the Company to issue the Conversion Shares in accordance with the terms of the Debentures and the Warrant Shares in accordance with the terms of the Warrants and except as disclosed in Schedule 3(a)(iii), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(a)(iii), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Debentures or the Warrants. The Company has furnished to each Purchaser true and correct copies of the Company's and CBS's Certificates of Incorporation as in effect on the date hereof ("Certificates of Incorporation"), the Company's and CBS's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company or CBS.


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

            (iv) Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Debentures in accordance with the terms of the Debentures, and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof other than restrictions on transfer imposed by Federal and state securities laws.

            (v) No Conflicts. Except as set forth in Schedule 3(a)(v), the execution, delivery and performance of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement by the Company, and this Agreement and the CBS Warrants by CBS and the consummation by the Company and CBS of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Common Stock, Warrants, Conversion Shares and Warrant Shares, CBS Warrants and CBS Shares) will not (i) result in a violation of the Certificates of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or, to the Company's knowledge, result in a violation of any material law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and, to the Company's knowledge, neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any Debentures are outstanding, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Debentures, the Warrants or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, the failure to obtain would have a Material Adverse Effect. Except as disclosed in Schedule 3(a)(v), the Company is not in violation of the listing requirements of the Nasdaq Smallcap Market ("NASDAQ") and the Company does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

            (vi) SEC Documents, Financial Statements. Since December 31, 1996, the Company has timely filed (giving effect to applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and after December 31, 1995, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Purchasers true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law, where the failure to update or amend would have a Material Adverse Effect. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to typical year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. Neither the Company nor any of its officers, directors, employees or agents have provided Purchasers with any material nonpublic information.

            (vii) Absence of Certain Changes. Since December 31, 1997, there has been no change and no development in the business, properties, operations, financial condition, results of operations or previously publicly announced prospects of the Company or any of its subsidiaries which has had or reasonably could have a Material Adverse Effect, except as disclosed in Schedule 3(a)(vii) or in the SEC Documents filed prior to the date hereof.

            (viii) Absence of Litigation. Except as expressly disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which could reasonably be anticipated to have a Material Adverse Effect. To the Company's knowledge, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be anticipated to have a Material Adverse Effect.

            (ix) Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") which are material for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in material conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles which alleged pending conflict or alleged infringement, if adversely determined, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has entered into any consent Agreement, indemnification agreement, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and to the Company's knowledge, no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

            (x) Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (xi) Disclosure. All information relating to or concerning the Company and its subsidiaries set forth in this Agreement or provided by the Company to the Purchasers pursuant to Section 2(d) hereof or otherwise provided by the Company to the Purchasers in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

            (xii) Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that none of the Purchasers or the Placement Agent is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each of the Purchasers and the Placement Agent is "arms length" and that any statement made by any Purchaser or the Placement Agent or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities or such Placement Agent's role as a placement agent and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

            (xiii) Form S-3 Eligibility. Except for the circumstances described in Schedule 3(a)(xiii), the Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. Except as set forth in Schedule 3(a)(xiii), There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

            (xiv) No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

            (xv) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

            (xvi) Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby except for dealings with The Zanett Securities Corporation, whose commissions and fees will be paid by the Company.

            (xvii) Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Debentures may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines (subject to the Floor Conversion Price set forth in the Debentures). The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures in accordance with the terms of the Debentures is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Debentures and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

            (xviii) Tax Status. Except as set forth in the SEC Documents filed prior to the date hereof or on Schedule 3(a)(xviii), the Company and each of its subsidiaries has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Except as set forth in Schedule 3(a)(xviii), the Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. Except as set forth in
Schedule 3(a)(xviii), none of the Company's tax returns has been or is being audited by any taxing authority.

            (xix) Title. The Company and its subsidiaries have good and merchantable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(a)(xix) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      b. CBS represents and warrants to each Purchaser as follows:

            (i) Organization and Qualification. CBS and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as it is now being conducted. CBS and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a CBS Material Adverse Effect. "CBS Material Adverse Effect" means any material adverse effect on (i) the CBS Warrants or CBS Shares, (ii) the ability of the CBS to perform its obligations hereunder and under the CBS Warrants or (iii) the business, operations, properties, financial condition or previously publicly announced prospects of CBS and its subsidiaries, taken as a whole.

            (ii) Authorization; Enforcement. (i) CBS has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the CBS Warrants, to issue and sell the CBS Warrants in accordance with the terms hereof and to issue the CBS Shares upon exercise of the CBS Warrants in accordance with the terms of such CBS Warrants; (ii) the execution, delivery and performance of this Agreement and the CBS Warrants by the CBS and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the CBS Warrants and the issuance and reservation for issuance of the CBS Shares) have been duly authorized by CBS's Board of Directors and no further consent or authorization of CBS, its Board or Directors or its stockholders is required; (iii) this Agreement has been duly executed and delivered by CBS; and (iv) assuming due execution and delivery of this Agreement by parties other than CBS and compliance by Zanett with applicable Federal and state securities laws, this Agreement constitutes, and, upon execution and delivery by the Company of the CBS Warrants, such instruments and agreements will constitute, valid and binding obligations of CBS enforceable against CBS in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            (iii) Issuance of Shares. The CBS Shares are duly authorized and reserved for issuance, and, upon exercise of the CBS Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of CBS and will not impose personal liability upon the holder thereof other than restrictions on transfer imposed by Federal and state securities laws.

4. COVENANTS.

      a. Best Efforts. The parties shall use their commercially reasonable efforts timely to satisfy each of the conditions described in Section 6 and
Section 7 of this Agreement.

      b. Form D; Blue Sky Laws. The Company agrees to cooperate with the filing of a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the applicable Closing Date, cooperate with The Zanett Securities Corporation ("Zanett") to take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the First Closing Date. In a timely fashion after the First Closing, the Company agrees to file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

      c. Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

      d. Use of Proceeds. The Company shall use the proceeds from the sale of the Units as set forth on Schedule 4(d).

      e. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (i) within ten (10) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K or Form 10- KSB, its Quarterly Reports on Form 10-Q or Form 10-QSB, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries.

      f. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the Debentures and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith, subject to and as otherwise required by the Debentures and the Warrants, and for the issuance of shares of Common Stock pursuant to Section 4(e) below. In that regard, a "sufficient number of shares" with respect to the Debentures shall be deemed to be equal to the number of shares of Common Stock required to be reserved for issuance by the Company pursuant to Article IV of the Debentures, including without limitation, any increase in the number of shares so reserved that may be required in certain circumstances pursuant to such Article. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Debentures and the full exercise of the Warrants

(except as a result of any such conversion or exercise) without the consent of the Purchasers. Following the Merger, CBS(Del) shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of its common stock to provide for the full exercise of the CBS Warrants and the issuance of the CBS Shares in connection therewith.

      g. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any purchaser owns any Securities, such listing of all of the Conversion Shares and Warrant Shares; provided, however, that the Purchasers acknowledge and agree that the Company may be required to obtain shareholder approval for the issuance of the Conversion Shares and the Warrant Shares subsequent to the First Closing in order to secure such listing with respect to listing a number of shares in excess of the Cap Amount (as defined in the Debenture). The Company will take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ, the Nasdaq National Market ("NNM"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchanges and the NASD, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NNM, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Securities are outstanding. The Company shall promptly provide to the Purchasers copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

      h. Corporate Existence. So long as a Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Debentures, the Warrants and the agreements and instruments entered into in connection herewith (except as expressly provided herein) regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Debentures and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX. Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in any merger, consolidation or sale of all or substantially all of its assets at any time prior to the effectiveness of the registration statement required to be filed pursuant to the Registration Rights Agreement without (A) providing each Purchaser with written notice of such transaction at least sixty (60) days prior to the consummation of the transaction and (B) obtaining the written consent of all of the Purchasers of the then outstanding principal amount of the Debentures on or before the 10th day after the delivery of such notice by the Company.

      i. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than pursuant to this Agreement and the Registration Rights Agreement) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

      j. Redemptions and Dividends. So long as any Purchaser beneficially owns any Debentures, the Company shall not, without first obtaining the written approval of such Purchaser, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

      k. CBS Reorganization. Within fifteen (15) days following the date of this agreement, CBS shall effect a merger (the "Merger") with Computer Business Sciences, Inc., a new York corporation ("CBS(NY)"), pursuant to which CBS will be the surviving entity with no change to its capital structure.

      l. CBS Offering. In the event that (i) the Merger does not occur in a timely fashion, (ii) during the period commencing with the First Closing Date and ending with the first anniversary of the First Closing Date (the "CBS Deadline"), CBS(Del) or CBS, whoever is the issuer of the CBS Warrants, does not successfully complete an initial public offering (an "IPO") for shares of its common stock (pursuant to an effective registration statement which also covers the resale of the CBS Shares to the extent required by Section 8 of the CBS Warrants), (iii) following an IPO, the average Closing Bid Price (calculated in a manner consistent with the definition thereof in the Debentures) of CBS(Del) or CBS, as the case may be, common stock is less than $5.00 for the twenty (20) trading days commencing either (A) sixty (60) days following closing on the IPO, if the Purchasers are not subject to "lockup" agreements, or (B) with the first trading day following expiration of any "lock-up" period, or (iv) at any time CBS, as the case may be, fails to issue CBS Shares upon a Purchaser's exercise of CBS Warrants, then the Company shall immediately on written demand from a Purchaser accompanied by such Purchaser's CBS Warrants and/or certificates evidencing such Purchaser's CBS Shares endorsed in blank, issue to such Purchaser, in exchange for such CBS Warrants and/or CBS Shares, shares of Common Stock equal to the sum of the surrendered CBS Shares and the CBS Shares issuable upon exercise of the surrendered CBS Warrants.

      m. No Manipulations. So as long as a Purchaser beneficially owns any Debentures or Warrants, neither the Purchaser nor any person acting on behalf of such Purchaser shall take any action intended to decrease the trading price of the Company's Common Stock during any period in which the Conversion Price (as defined in the Debenture) is being computed for purposes of any conversion under the Debenture. For as long as the Debentures or Warrants are outstanding, each Purchaser agrees not to effect "short" sales in the Common Stock, loan shares or otherwise participate in any transaction which could be considered as a "short sale" under the rules and regulations promulgated under the Exchange Act (a "Short Sale") and agrees to prohibit each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser from effecting any Short Sale. Notwithstanding the foregoing, so long as an effective registration statement covering a resale of Common Stock of Purchaser is timely delivered, the provisions of this subsection (n) shall not prohibit a sale, including a Short Sale, by a Purchaser of shares of Common Stock effected within two business days of the date on which a notice of conversion of the Debenture is delivered to the Company entitling such Purchaser to receive a number of shares of Common Stock at least equal to the number of shares so sold.

      n. Proxy. The Company shall use its best efforts to cause Doron Cohen and Bruce Bendell to each execute a proxy in form and substance satisfactory to the Purchasers (collectively, the "Proxies") wherein such persons would agree with the Company to vote all shares of Common Stock they own in favor of the transactions contemplated by this Agreement in connection with the shareholder vote required by Section 4(o) hereof and the Company shall use its best efforts to enforce such Proxies in any such shareholder vote.

      o. Stockholders' Meeting. The Company shall use its best efforts to hold its 1999 annual meeting of stockholders prior to September 30, 1999 for the purpose, among other things, of voting upon and approving this Agreement, the Debentures, Warrants and Registration Rights Agreement, the issuance of Conversion Shares and Warrant Shares and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities. The Company shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters.

      p. The Company and the Placement Agent, on behalf of the Purchasers, shall negotiate in good faith milestones to be met by the Company (the "Company Milestones") prior to closing on the second and third tranches.

5. TRANSFER AGENT INSTRUCTIONS.

      a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion or exercise, as the case may be. To the extent and during the periods provided in Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

      b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Sections 2(f) and 2(g) hereof in the case of the transfer of the Conversion Shares and the Warrant Shares prior to registration of the resale of the Conversion Shares and the Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Warrant Shares and Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent, but only to the extent, provided in this Agreement and the Registration Rights

Agreement; provided that the Company may issue stop transfer instructions with respect to the resale of the Warrant Shares and Conversions Shares following registration thereof requiring that the selling party represent in writing that it has complied with applicable law in effecting such resale. Nothing in this Section shall affect in any way each Purchaser's obligations, requirements and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

      c. If a Purchaser provides the Company and its transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or a Purchaser provides the Company with reasonable assurances that the resale of such Securities is covered by Rule 144(k) or pursuant to an effective registration statement, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Units to a Purchaser hereunder is subject to the satisfaction, at or before the relevant Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing prior written notice to each Purchaser. The obligations of the Company and CBS to issue and sell the Securities to any Purchaser hereunder are distinct and separate from their obligation to issue and sell Securities to any other Purchaser hereunder and any failure by one or more Purchasers to fulfill the conditions set forth herein or to consummate the purchase of Securities hereunder will not relieve the Company and CBS of their obligations with respect to any other Purchaser.

      a. At or prior to the First Closing, the applicable Purchaser shall have executed this Agreement and the Registration Rights Agreement, and delivered executed copies to the Company.

      b. The applicable Purchaser shall have delivered the Purchase Price for that portion of the Units being purchased by it at such Closing in accordance with Section 1(b) above.

      c. The representations and warranties of the applicable Purchaser shall be true and correct in all material respects as of the date when made and as of the date and time of such Closing as though made at that time (except for representations and warranties that relate to a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the applicable Closing Date.

      d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by this Agreement.

      e. With respect to the Second and Third Closings, the Company has elected to close by written notice to the Placement Agent.

7. CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

      The obligation of each Purchaser hereunder to purchase the Units to be purchased by it hereunder is subject to the satisfaction, at or before the relevant Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in the Purchaser's sole discretion:

      a. With respect to the First Closing:

            (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered executed copies of each to such Purchaser.

            (ii) The Company shall have delivered to such Purchaser such Purchaser's duly executed Debentures, Warrants and CBS Warrants, and certificates representing the Common Stock being purchased by such Purchaser (in such denominations as such Purchaser shall request in writing prior to Closing) in accordance with Section 1(b) above.

            (iii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

            (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that relate to a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser in writing prior to Closing.

            (v) No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            (vi) Such Purchaser shall have received an opinion of the Company's counsel, dated as of the First Closing Date, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibit E attached hereto.

            (vii) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit F.

            (viii) There shall have been no changes and no developments in the business, properties, operations, financial condition, results of operations or publicly announced prospects of the Company and its subsidiaries, taken as a whole, which have had or will have a Material Adverse Effect, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

            (viii) The Purchasers shall have completed their due diligence regarding the Company to their complete satisfaction in their sole discretion.

      b. With respect to the Second Closing:

            (i) The Company shall have delivered to such Purchaser such Purchaser's duly executed Debentures and Warrants (in such denominations as such Purchaser shall request in writing prior to the Closing in accordance with
Section 1(b) above.

            (ii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

            (iii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that relate to a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser.

            (iv) No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            (v) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Second Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit E attached hereto.

            (vi) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit F.

            (vii) There shall have been no changes and no developments in the business, properties, operations, financial condition, results of operations or publicly announced prospects of the Company and its subsidiaries, taken as a whole, which have had or will have a Material Adverse Effect, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

            (viii) The First Closing shall have occurred.

            (ix) The Company Milestones for the Second Closing shall have been met.

            (x) The Placement Agent, on behalf of the Purchasers, has elected to close by written notice to the Company.

      c. With respect to the Third Closing:

            (i) The Company shall have delivered to such Purchaser such Purchaser's duly executed Debentures and Warrants (in such denominations as such Purchaser shall request in writing prior to the Closing) in accordance with
Section 1(b) above.

            (ii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

            (iii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that relate to a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Third Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser in writing prior to Closing.

            (iv) No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            (v) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Third Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit E attached hereto.

            (vi) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit F.

            (vii) There shall have been no changes and no developments in the business, properties, operations, financial condition, results of operations or publicly announced prospects of the Company and its subsidiaries, taken as a whole, which have had or will have a Material Adverse Effect, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

            (viii) The Second Closing shall have occurred.

            (ix) The Company Milestones for the Third Closing shall have been met.

            (x) This Agreement, the Debentures, Warrants and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the stockholders of the Company at the stockholders' meeting referred to in Section 4(o) hereof.

            (xi) The Placement Agent, on behalf of the Purchasers, has elected to close by written notice to the Company.

8. GOVERNING LAW; MISCELLANEOUS.

      a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of choice of law or conflict of laws that would defer to the substantive law of another jurisdiction. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the City of New York in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding shall be determined exclusively in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process mailed by first class mail shall be deemed in every respect effective service of process in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

      c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      e. Entire Agreement; Amendments. This Agreement and the other agreements and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

      f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Fidelity Holdings, Inc.
                  80-02 Kew Gardens Road
                  Suite 5000
                  Kew Gardens, NY 11415
                  Telecopy: (718) 793-2455
                  Attention: Chief Executive Officer

                  With a copy to:

                  Littman Krooks Roth & Ball P.C.
                  655 Third Avenue
                  New York, NY  10017
                  Telecopy: (212) 490-2020
                  Attention: Mitchell C. Littman, Esquire

      If to a Purchaser, to the address set forth under such Purchaser's name on the signature page hereto executed by the Purchaser.

      Each party shall provide notice to the other parties of any change in address.

      g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company, so long as each assignee agrees in writing to be bound by the terms hereof and to make the representations and warranties set forth in Section 2 hereof. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Debentures, the Warrants or the Registration Rights Agreement, the Securities may be pledged and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

      h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws.

      j. Indemnity. (i) The Company agrees to indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Purchaser Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Purchaser Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

            (ii) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and all of its stockholders, officers, directors, employees, agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all "Indemnified Liabilities" incurred by any Company Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Purchaser in this Agreement, or (b) any breach of any covenant, agreement or obligation of the Purchaser contained in this Agreement.

      k. Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release which does not name the Purchasers or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof).

      l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      m. Termination. In the event that the First Closing Date shall not have occurred on or before January 31, 1999, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

      n. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

      o. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      p. "Trading day" and "business day" shall mean any day on which the New York Stock Exchange is open for trading.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIDELITY HOLDINGS, INC.                      CBS CORP.

By: /s/ Doron Cohen                          By: /s/ Doron Cohen
    -------------------                          -------------------
    Name: Doron Cohen                        Name: Doron Cohen
    Title: President                         Title: President

By:                                          By:
    -------------------                          -------------------
    Name:                                        Name:
    Title:                                       Title:


PURCHASER:

ZANETT LOMBARDIER, LTD.               PURCHASE PRICE
                                      First        Second          Third
                                      Closing      Closing         Closing

By: /s/ Gianluca Cicogna              $500,000     $781,818.18     $781,818.18
    ---------------------------
    Name: Gianluca Cicogna
    Title: Director to Advisor


RESIDENCE: Cayman Islands

ADDRESS:     c/o Bank Julius Baer Trust Co.
             Kirk House, P.O. Box 1100
             Grand Cayman, Cayman Islands
             British West Indies
             Telecopy: (345) 949-0993
             Attention: Peter Goulden

with copies of all notices to:

             The Zanett Securities Corporation
             Tower 49, 31st Floor
             12 East 49th Street
             New York, New York 10017
             Telecopy: (212) 343-2121
             Attention: Claudio Guazzoni

SUBSCRIPTION AMOUNT:

Number of Units   500

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIDELITY HOLDINGS, INC.

By: /s/ Doron Cohen
    -------------------
    Name: Doron Cohen
    Title: President


PURCHASER:

GOLDMAN SACHS PERFORMANCE            PURCHASE PRICE
PARTNERS, L.P.
By: Commodities Corporation LLC,     First         Second          Third
  its general partner                Closing       Closing         Closing

By: /s/ Karen M. Judge               $1,120,000    $1,751,272.73   $1,751,272.73
    ---------------------
    Name: Karen M. Judge
    Title: Vice President


RESIDENCE: Delaware

ADDRESS:     c/o Commodities Corporation LLC
             701 Mount Lucas Road
             CN 850
             Princeton, NJ 08540

SUBSCRIPTION AMOUNT:

Number of Units  1,120

      IN WITNESS WHEREOF, the undersigned Purchasor and the Company have caused this Agreement to be duly executed as of the date first above written.

FIDELITY HOLDINGS, INC.

By: /s/ Doron Cohen
    -------------------
    Name: Doron Cohen
    Title: President


PURCHASER:

GOLDMAN SACHS PERFORMANCE             PURCHASE PRICE
PARTNERS (OFFSHORE), L.P.
By: Commodities Corporation LLC,      First        Second          Third
  its general partner                 Closing      Closing         Closing

By: /s/ Karen M. Judge                $880,000     $1,376,000      $1,376,000
    ---------------------
    Name: Karen M. Judge
    Title: Vice President


RESIDENCE: Cayman Islands

ADDRESS:     P.O. Box 309
             South Church Street
             George Town, Grand Cayman
             Cayman Islands

with copies of all notices to:

             c/o Commodities Corporation LLC
             701 Mount Lucas Road
             CN 850
             Princeton, NJ 08540

SUBSCRIPTION AMOUNT:

Number of Units  880

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIDELITY HOLDINGS, INC.                      CBS CORP.

By: /s/ Doron Cohen                          By: /s/ Doron Cohen
    -------------------                          -------------------
    Name: Doron Cohen                            Name: Doron Cohen
    Title: President                             Title: President

By:                                          By:
    -------------------                          -------------------
    Name:                                        Name:
    Title:                                       Title:


PURCHASER:

BRUNO GUAZZONI                        PURCHASE PRICE
                                      First        Second          Third
                                      Closing      Closing         Closing

  /s/ Bruno Guazzoni                  $230,000     $359,636.36     $359.636.36
---------------------
   Bruno Guazzoni


RESIDENCE: New York

ADDRESS:

             c/o The Zanett Securities Corporation
             Tower 49, 31st Floor
             12 East 49th Street
             New York, New York 10017
             Telecopy: (212) 343-2121
             Attention: Bruno Guazzoni

SUBSCRIPTION AMOUNT:

Number of Units  230

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIDELITY HOLDINGS, INC.                      CBS CORP.

By: /s/ Doron Cohen                          By: /s/ Doron Cohen
    -------------------                          -------------------
    Name: Doron Cohen                            Name: Doron Cohen
    Title: President                             Title: President

By:                                          By:
    -------------------                          -------------------
    Name:                                        Name:
    Title:                                       Title:


PURCHASER:

DAVID McCARTHY                        PURCHASE PRICE
                                      First        Second          Third
                                      Closing      Closing         Closing

 /s/ David McCarthy                   $20,000      $31,272.73      $31,272.73
---------------------
   David McCarthy


RESIDENCE: New York

ADDRESS:

             c/o The Zanett Securities Corporation
             Tower 49, 31st Floor
             12 East 49th Street
             New York, New York 10017
             Telecopy: (212) 343-2121
             Attention: Bruno Guazzoni


SUBSCRIPTION AMOUNT:

Number of Units  20